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EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Capital Automotive REIT's previously filed Registration Statement on Form S-11 (No. 333-41183).




                                                /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
March 30, 1998